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                                                                    Exhibit 10.2




                       NAVIGATION TECHNOLOGIES CORPORATION
                             A Delaware Corporation

                             DEMAND PROMISSORY NOTE

$ _____________                                               ____________, 2001

         NAVIGATION TECHNOLOGIES CORPORATION, a Delaware corporation (the "Company"), for value received, hereby promises to pay to the order of PHILIPS CONSUMER ELECTRONIC SERVICES B.V. ("Philips"), ON ____________, 2001 or earlier ON DEMAND (the "MATURITY DATE"), the principal sum of ________________ ($__________) (the "Loan"), together with interest on the principal balance hereof outstanding from time to time from the date hereof until payment in full hereof at the rates and on the dates determined in accordance with this Note.

         1. Defined Terms. In this Note the following terms have the following meanings:

         "Collateral" has the meaning ascribed to such term in the Master Loan Agreement.

         "Common Stock" means the Common Stock of the Company, par value $.001 per share.

         "Escrow Agent" means FileSafe, a California corporation.

         "Escrow Agreement" means the Escrow Agreement, dated as of October 22, 1996, as amended through the date hereof, by and among the Company, NavTech North America, Philips and the Escrow Agent.

         "Escrow Agreement Amendment" means the Escrow Agreement Amendment attached hereto as Exhibit B.

         "Default Interest Rate" has the meaning ascribed to such term in paragraph 2 hereof.

         "Master Loan Agreement" means the Amended and Restated Master Loan Agreement, dated as of April 1, 1997.


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         "NavTech North America" means Navigation Technologies North America,
Inc., a wholly-owned subsidiary of the Company and a Delaware corporation.

         "Security Agreements" means the Security Agreement, dated October 22, 1996, as amended through the date hereof, between Philips and the Company, and the Security Agreement, dated October 22, 1996, as amended through the date hereof, between NavTech North America and Philips.

         "Security Agreements Amendment" means the Security Agreements Amendment attached hereto as Exhibit A.

         2. Interest Rates. The Loan shall bear interest from the date hereof at an annual rate of 14% (on the basis of a 360-day year) until the Maturity Date. Interest which accrues on the Loan prior to the Maturity Date shall be payable in arrears on such date. After the Maturity Date, the Loan shall bear interest at an annual rate of 16% (on the basis of a 360-day year) (the "Default Interest Rate"), which interest shall be immediately due and payable, but if not so paid shall, to the extent permitted by law, be capitalized and added to the principal amount of the Loan and such capitalized amounts shall thereafter bear interest at the Default Interest Rate as well. All amounts paid pursuant to this Note shall be (i) applied first to interest and then to principal and (ii) paid by wire transfer in immediately available funds to an account specified by Philips, except as otherwise provided in this Note.

         3. Rank and Security. The Loan shall rank pari passu with all other senior, secured, direct, unconditional and unsubordinated debt of the Company, including the Notes issued under the Master Loan Agreement, and the Company agrees to secure its obligations hereunder by granting and causing NavTech North America to grant to Philips a first priority security interest in the Collateral by amending the Security Agreements pursuant to the Security Agreements Amendment.

         4. Representations and Warranties. The Company hereby represents and warrants to Philips that (a) it is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has full corporate power to execute and deliver this Note; (b) its execution and delivery of this Note and the borrowing evidenced hereby and the execution and delivery of the Security Agreements Amendment and the Escrow Agreement Amendment
(i) have been duly authorized by all requisite corporate action on its part,
(ii) do not require the approval of its stockholders, (iii) will not (A) violate any law or its Certificate of Incorporation or By-Laws, (B) violate any governmental or agency rule or regulation applicable to the Company or any order of any court, tribunal or governmental agency binding on it or any of its properties, (C) violate, be in conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any indenture, agreement, license or other instrument or contract to which it is a party or by which it or any of its properties is bound or (D) result in the creation or imposition of any lien of any nature whatsoever on any of its assets (other than in accordance with the Security Agreements, as amended as of the date hereof), and (iv) do not require any license, consent or approval of any governmental agency, regulatory authority or any other third party, not already obtained or given; and (c) each of this Note, the Security Agreements Amendment and the Escrow Agreement Amendment to which either the Company or NavTech North America is a party have been duly executed and delivered by such company and are the legal, valid and binding obligations of such company, enforceable against it accordance with their terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforceability of creditors' rights generally.

         5. Covenants. (a) The Company shall at its sole expense, execute, acknowledge, deliver, record, re-record, file, re-file, register and re-register any and all such further acts, deeds, conveyances deeds of trust, trust deeds, assignments, assurances and other instruments and to take all other actions necessary (i) to ensure that the Loan ranks pari passu with all other senior, secured, direct, unconditional and unsubordinated debt of the Company, including the Notes issued under the Master Loan Agreement, at all times and (ii) to perfect the security interest in the Collateral granted to Philips under the Security Agreements, as amended pursuant to the Security Agreements Amendment.

         (b) The Company shall use its best efforts to obtain the due execution and delivery of the Escrow Agreement Amendment by the Escrow Agent as soon as practicable after the date hereof.

         6. Miscellaneous. (a) The Company and all endorsers and guarantors of this Note hereby jointly and severally waive presentment, demand, notice, protest and all other suretyship defenses generally and agree that (i) any renewal, extension or postponement of the time of payment or any other indulgence, (ii) any modification, supplement or alteration of any of the Company's obligations undertaken in connection with this Note, or (iii) any substitution, exchange or release of collateral or the addition or release of any person or entity primarily or secondarily liable, may be effected without notice to the Company or any endorser or guarantor of the Company's obligations, and without releasing the Company or such endorser or guarantor from any liability hereunder.

         (b) No delay or omission on the part of the holder in exercising any rights hereunder shall operate as a waiver of such right or any other right of such holder, nor shall any delay, omission or waiver on any one occasion be deemed a bar to or waiver of the same or any other right on any future occasion.



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

         (c) The Company shall pay on demand all costs, including court costs and reasonable attorneys' fees, paid or incurred by the holder hereof in enforcing this Note.

         (d) Any communication, demand or notice to be given hereunder will be duly given when delivered in writing or by telecopy to a party at its address as indicated below. A communication, demand or notice given hereunder shall be addressed:


                  If to the Company, at

                           10400 W. Higgins Road, Suite 400
                           Rosemont, IL  60018
                           Telecopy:   (847) 699-8057
                           Attention:  General Counsel

                  If to Philips, at

                           Philips Consumer Electronic Services B.V.
                           c/o Philips Electronics North America Corp.
                           1251 Avenue of the Americas
                           New York, New York 10020
                           Telecopy:   (212) 536-0589
                           Attention:  General Counsel

         (e) In case any one or more of the provisions contained in this Note shall be invalid, illegal or unenforceable in any respect under any law, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

         (f) THIS NOTE SHALL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK, UNITED STATES OF AMERICA.

         IN WITNESS WHEREOF, the Company has caused this Note to be executed and delivered by its duly authorized officer and to be dated the date of issuance hereof.

                       NAVIGATION TECHNOLOGIES CORPORATION

By:                                          By:
   -------------------------                    ----------------------------
Name:                                        Name:
     -----------------------                      --------------------------
Title:                                       Title:
      ----------------------                       -------------------------


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

                                                                       EXHIBIT A





                                                              ____________, 2001

Philips Consumer Electronic Services B.V.
c/o Philips Electronics North America Corp.
100 East 42nd Street
New York, NY 10017

                      Re: Amendment of Security Agreements

Ladies and Gentlemen:

         This letter agreement (the "Letter Agreement") is made as of the date first written above, by and among Philips Consumer Electronic Services B.V. (f.k.a. Philips Media Services B.V.) ("Philips"), Navigation Technologies Corporation, a Delaware corporation (the "Company"), and Navigation Technologies North America Inc., a wholly-owned subsidiary of the Company and a Delaware corporation ("NavTech"). Reference is made to (i) the Demand Promissory Note, dated _________, 2001 (the "Convertible Demand Note"), issued by the Company to Philips; (ii) the Security Agreement, dated October 22, 1996, as amended through the date hereof (the "Company Security Agreement"), between the Company and Philips; and (iii) the Security Agreement, dated October 22, 1996, as amended through the date hereof (the "NavTech Security Agreement", and together with the Company Security Agreement, the "Security Agreements"), between NavTech and Philips. Each of Philips, the Company and NavTech is referred to herein individually as a "Party", and collectively as the "Parties".

         WHEREAS, Philips has agreed to provide the Company with a convertible demand note loan subject to and upon the terms and conditions of the Convertible Demand Note, including inter alia that the Company secure the obligations of the Company thereunder to Philips by pledging to Philips the Company Collateral (described in the Company Security Agreement) and that NavTech secure the obligations of the Company thereunder by pledging to Philips the NavTech North America Collateral (described in the NavTech Security Agreement);

         WHEREAS, the Company and NavTech have agreed that the obligations of the Company to Philips under the Convertible Demand Note will comprise Secured Obligations of the Company for all purposes under the Security Agreements;

         NOW, THEREFORE, the Parties agree as follows:

     1. The following paragraphs replace in their entirety the third and fourth additional recitals, respectively, of each of the Security Agreements:



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                  "WHEREAS, the Borrower has issued to the Lender a
                  Demand Promissory Note, dated ________, 2001; and

                  WHEREAS, the Borrower and the Lender have agreed that the Loan (as defined in such Demand Promissory Notes) will be made only upon the condition that the Borrower shall have amended this Security Agreement;"

     2. The definition of "Convertible Demand Notes" in each of the Security Agreement is replaced in its entirety with the following:

                  "Convertible Demand Notes" shall mean collectively the Demand Promissory Note, dated ________, 2001, issued by the Borrower to the Lender and each individually a "Convertible Demand Note".

     3. The definition of "Event of Default" in each of the Security Agreements is replaced in its entirety with the following:

                  "Event of Default" shall mean any of the events described in
                  Section 8.01 of the Loan Agreement or any payment default under any of the Convertible Demand Notes.

     4. The definition of "Secured Obligations" in each of the Security Agreements is replaced in its entirety with the following:

                  "Secured Obligations" shall mean (i) all of the unpaid principal amount of, and accrued interest on, the Demand Note Loans, (ii) all of the unpaid principal amount of, and accrued interest on, the loan under the Convertible Demand Note, and
                  (iii) all other liabilities and obligations of the Borrower, whether now existing or hereafter incurred, under or in connection with the Loan Agreement, any of the Convertible Demand Notes, this Security Agreement or any of the other Credit Documents."

     5. Except as expressly provided in this Letter Agreement, all of the terms and provisions of the Security Agreements shall be and remain in full force and effect as written as of October 22, 1996, and as previously amended as of ____________, 2001.

         If the foregoing is in accordance with your understanding, please sign and return to us a counterpart of this Letter Agreement, whereupon it will become the valid and legally binding agreement of the Parties.



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




                                          Very truly yours,

                                          NAVIGATION TECHNOLOGIES
                                          CORPORATION



                                          By
                                            ------------------------------------
                                            Name:
                                            Title:



                                          NAVIGATION TECHNOLOGIES
                                          NORTH AMERICA, INC.



                                          By
                                            ------------------------------------
                                            Name:
                                            Title:

Agreed and accepted as of the date
first above written:

PHILIPS CONSUMER ELECTRONIC SERVICES B.V.



By
  ----------------------------------------
  Name:
  Attorney-in-fact pursuant to
  Power of Attorney



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                                                                       EXHIBIT B




                                                              ____________, 2001

Philips Consumer Electronic Services B.V.
c/o Philips Electronics North America Corp.
100 East 42nd Street
New York, NY 10017

                        Re: Amendment of Escrow Agreement

Ladies and Gentlemen:

         This letter agreement (the "Letter Agreement") is made as of the date first written above, by and among Philips Consumer Electronic Services B.V. (f.k.a. Philips Media Services B.V.)("Philips"), Navigation Technologies Corporation, a Delaware corporation (the "Company"), Navigation Technologies North America Inc., a wholly- owned subsidiary of the Company and a Delaware corporation ("NavTech") and FileSafe Inc., a California corporation (the "Escrow Agent"). Reference is made to (i) the Demand Promissory Note, dated _________, 2001, issued by the Company to Philips (the "Convertible Demand Note"); (ii) the Security Agreement, dated October 22, 1996, as amended through the date hereof (the "Company Security Agreement"), between the Company and Philips; (iii) the Security Agreement, dated October 22, 1996, as amended through the date hereof (the "NavTech Security Agreement", and together with the Company Security Agreement, the "Security Agreements"), between NavTech and Philips; and (iv) the Escrow Agreement, SourceFile Number 7405, among Philips, the Company, NavTech and the Escrow Agent, as amended through the date hereof. Each of Philips, the Company, NavTech and the Escrow Agent is referred to herein individually as a "Party", and collectively as the "Parties".

         WHEREAS, Philips has agreed to provide the Company with a convertible demand note loan subject to and upon the terms and conditions of the Convertible Demand Note, including inter alia that the Company secure the obligations of the Company thereunder to Philips by pledging to Philips the Company Collateral (described in the Company Security Agreement) and that NavTech secure the obligations of the Company thereunder by pledging to Philips the NavTech North America Collateral (described in the NavTech Security Agreement);



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

         WHEREAS, the Company and NavTech have agreed that the obligations of the Company to Philips under the Convertible Demand Note comprise Secured Obligations of the Company for all purposes under the Security Agreements and have agreed to amend the Security Agreements as of the date hereof accordingly;

         NOW, THEREFORE, the Parties agree to amend the Escrow Agreement in conjunction with the foregoing recitals as follows:

     1. The first recital of the Escrow Agreement is amended by replacing the words "and the Demand Promissory Note, dated _________, 2001," with the words ", the Demand Promissory Note, dated ___________, 2001 (each, a "Convertible Demand Note"),".

     2. The introductory paragraph of Section 3 Terms and Conditions of Source Code Escrow is amended by replacing the clause starting immediately after the words "...date hereof" in the fifth line with the following:

                  "or Beneficiary provides SourceFile with an affidavit stating that, "A payment default has occurred under any Convertible Demand Note"".

     3. Except as expressly provided in this Letter Agreement, all of the terms and provisions of the Escrow Agreement shall be and remain in full force and effect as written as of October 22, 1996, and as amended as of _____________, 2001.



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         If the foregoing is in accordance with your understanding, please sign and return to us a counterpart of this Letter Agreement, whereupon it will become the valid and legally binding agreement of the Parties.


                                          Very truly yours,

                                          NAVIGATION TECHNOLOGIES CORPORATION


                                          By
                                            ------------------------------------
                                            Name:
                                            Title:


                                          NAVIGATION TECHNOLOGIES
                                          NORTH AMERICA, INC.


                                          By
                                            ------------------------------------
                                            Name:
                                            Title:


                                          FILESAFE, INC.


                                          By
                                            ------------------------------------
                                            Name:
                                            Title:

Agreed and accepted as of the date
first above written:


PHILIPS CONSUMER ELECTRONIC SERVICES B.V.



By
  ----------------------------------------
  Name:
  Attorney-in-fact pursuant to
  Power of Attorney


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